Goodwill and Other Intangible Assets	3 Months Ended
Jun. 30, 2018
Goodwill and Other Intangible Assets [Abstract]
Disclosure of intangible assets and goodwill [text block]

Goodwill

Changes in Goodwill

The changes in the carrying amount of goodwill, as well as gross amounts and accumulated impairment losses of goodwill, for the period ended June 30, 2016 are shown below by cash-generating units (“CGU”). As of January 1, 2016, the structure of the primary CGUs has been changed, following the reorganization of business operations under a new segment structure. Please refer to the “Segment Information” note to the consolidated financial statements for information regarding changes in the presentation of the segment disclosure.

Goodwill allocated to cash-generating units

in € m.	Sales & Trading	Global Transaction Banking, Global Capital Markets & Corporate Finance	Private and Commercial Clients	Wealth Manage- ment	Postbank	Asset Manage- ment	Others	Total
Balance as of January 1, 2017	0	0	0	0	0	0	0	0
Goodwill acquired during the year	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	0	0
Reclassification from (to) “held for sale”	0	0	0	0	0	0	0	0
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	0	0	0
Impairment losses	0	0	0	0	0	0	0	0
Exchange rate changes/other	0	0	0	0	0	0	0	0
Balance as of December 31, 2017	0	0	0	0	0	0	0	0
Gross amount of goodwill	0	0	0	0	0	0	0	0
Accumulated impairment losses	0	0	0	0	0	0	0	0
Balance as of January 1, 2018	0	0	0	0	0	0	0	0
Goodwill acquired during the year	0	0	0	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	0	0	0
Reclassification from (to) “held for sale”	0	0	0	0	0	0	0	0
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0	0	0	0
Impairment losses[2]	0	0	0	0	0	0	0	0
Exchange rate changes/other	0	0	0	0	0	0	0	0
Balance as of Jun 30, 2018	0	0	0	0	0	0	0	0
Gross amount of goodwill	0	0	0	0	0	0	0	0
Accumulated impairment losses	0	0	0	0	0	0	0	0

[1]Includes primary CGUs NCOU Wholesale Assets and NCOU Operating Assets.

[2] Impairment losses of goodwill are recorded as impairment of goodwill and other intangible assets in the income statement.

In addition to the primary CGUs, the segments GM and NCOU carry goodwill resulting from the acquisition of nonintegrated investments which are not allocated to the respective segments’ primary CGUs. Such goodwill is summarized as “Others” in the table above. The nonintegrated investment in the NCOU consists of Maher Terminals LLC.

Goodwill Impairment Test

For the purposes of impairment testing, goodwill acquired in a business combination is allocated to the CGUs as outlined above. In a goodwill impairment test, the recoverable amounts of the goodwill-carrying CGUs are compared with the respective carrying amounts. The recoverable amount is the higher of a CGU’s fair value less costs of disposal and its value in use.

As the implementation of the Group’s Strategy 2020 in the first quarter resulted in a reallocation of goodwill between CGUs, an impairment test was performed as of January 1, 2016. This test did not result in a goodwill impairment. A review of the significant parameters of that test as of March 31, 2016 confirmed there was no indication that the remaining goodwill in the primary CGUs was impaired.

Carrying Amount

The carrying amount of a primary CGU is derived using a capital allocation model. The allocation uses the Group’s total equity at the date of valuation, including Additional Tier 1 Notes (“AT1 Notes”), which constitute unsecured and subordinated notes of Deutsche Bank and which are classified as Additional equity components in accordance with IFRS. Total equity is adjusted for specific effects related to nonintegrated investments, which are tested separately for impairment, and for an add-on adjustment for goodwill attributable to noncontrolling interests.

The carrying amount (excluding the AT1 Notes) is allocated to the primary CGUs in a two-step process, which is aligned with the determination of the recoverable amount. The two-step approach works as follows: Allocation of shareholders’ equity using a solvency-based key first, until the current target of 12.5 % CET 1 ratio (CRR/CRD 4 calculated on a fully loaded basis) is met, and then, if applicable, incremental capital allocation to consider the leverage ratio requirements. The solvency-based allocation contains the assignment of goodwill (plus the add-on adjustment for noncontrolling interests) and unamortizing other intangible assets. Further, it comprises equity allocations based on the CGU’s relative share of risk-weighted assets, on capital deduction items as well as on regulatory reconciliation items. In the second step, if applicable, the CGUs receive equity allocations based on their pro-rata leverage ratio exposure measure relative to the Group. Additionally, noncontrolling interests are considered in the carrying amounts of the respective primary CGUs.The AT1 Notes are allocated to the primary CGUs in proportion to their specific leverage ratio shortfall, with leverage ratio shortfall being a function of the Group’s target leverage ratio, the CGU’s leverage ratio exposure measure and the allocated CET 1 capital.

The carrying amount for nonintegrated investments is determined on the basis of their respective equity.

Recoverable Amount

As of January 1, 2016, the Group determined the recoverable amounts of its primary CGUs on the basis of value in use and employed a discounted cash flow (DCF) model, which reflects the specifics of the banking business and its regulatory environment. The model calculates the present value of the estimated future earnings that are distributable to shareholders after fulfilling the respective regulatory capital requirements. The recoverable amounts also include the value of the AT1 Notes, allocated to the primary CGUs consistent to their treatment in the carrying amount.

The DCF model uses earnings projections and respective capitalization assumptions (with a Common Equity Tier 1 capital ratio of 12.5 % and a leverage ratio increasing to 5.0 % under CRR/CRD 4 fully loaded definitions) based on five-year financial plans agreed by management, which are discounted to their present value. Estimating future earnings and capital requirements involves judgment and the consideration of past and current performances as well as expected developments in the respective markets, and in the overall macroeconomic and regulatory environments. Earnings projections beyond the initial five-year period are, where applicable, adjusted to derive a sustainable level. In case of a going concern, the cash flow to equity is assumed to increase by or converge towards a constant long-term growth rate of up to 3.2%. This is based on projected revenue forecasts of the CGUs as well as expectations for the development of gross domestic product and inflation, and is captured in the terminal value.

The DCF value of a CGU is sensitive to the cash flow projections, to the discount rate (cost of equity) applied and to the long-term growth rate. The discount rates applied have been determined based on the capital asset pricing model and comprise a risk-free interest rate, a market risk premium and a factor covering the systematic market risk (beta factor). The values for the risk-free interest rate, the market risk premium and the beta factors are determined using external sources of information. CGU-specific beta factors are determined based on a respective group of peer companies. Variations in all of these components might impact the calculation of the discount rates.

In order to test the resilience of the value in use, key assumptions used in the DCF model (for example, the discount rate and the earnings projections) are sensitized. Management believes that the only goodwill-carrying CGU, where reasonable possible changes in key assumptions could cause an impairment loss, is Wealth Management, for which the value in use exceeded the carrying amount by approximately 6 % or € [0.2] billion. An increase in the (post-tax) discount rate by approximately 20 basis points, reduced projected future earnings in each period by approximately 3%, or a decreased long term growth rate of 2.2 % would cause the value in use of WM to equal its carrying amount. The recoverable amounts of all remaining, goodwill-carrying primary CGUs were substantially in excess of their respective carrying amounts.

However, further changes of the Group’s strategy or certain political or global risks for the banking industry, uncertainties regarding the implementation of already adopted regulation and the introduction of legislation that is already under discussion as well as a slowdown of GDP growth may negatively impact the performance forecasts of certain of the Group’s CGUs and, thus, could result in an impairment of goodwill in the future.